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                                                                    EXHIBIT 24.2

                      BANKERS TRUST NEW YORK CORPORATION
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                               POWER OF ATTORNEY
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          KNOW ALL MEN BY THESE PRESENTS, that Richard H. Daniel, Executive Vice
President, Chief Financial Officer and Controller of Bankers Trust New York Corporation (the "Corporation"), a New York corporation, hereby appoints each of Frank N. Newman, George J. Vojta, Garret G. Thunen, Duncan P. Hennes and James
T. Byrne, Jr. his true and lawful attorney and agent, in his name and on his behalf, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and the Trust Indenture Act of 1939, as amended (collectively the "Acts") and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Acts of the securities of the Corporation in connection with the public offering of such securities, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his capacity as an officer of the Corporation to one or more Registration Statements to be filed with the Securities and Exchange Commission, to any and all amendments, including pre- and post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents.

May 1, 1996


/s/ RICHARD H. DANIEL
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Richard H. Daniel
Executive Vice President, Chief Financial
Officer and Controller
(Principal Financial Officer)